UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2020

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

184 Liberty Corner Road, Suite 302 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2020, Bellerophon Therapeutics, Inc. (the “Company”) entered into the following agreements in connection with offerings of an aggregate of 3,076,923 shares (the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), at an offering price of $13.00 per share: (i) an underwriting agreement (the “Underwriting Agreement”), with Jefferies LLC, as representative of the several underwriters listed on Schedule A thereto (the “Underwriters”), relating to an underwritten public offering (the “Underwritten Offering”) of 1,923,077 shares of Common Stock and (ii) a subscription agreement (the “Subscription Agreement”) with an institutional investor affiliated with Theodore Wang, a member of the Company’s board of directors, relating to a registered direct offering (the “Direct Offering” and, together with the Underwritten Offering, the “Offerings”) of 1,153,846 shares of Common Stock. In addition, the Underwriting Agreement provides the Underwriters with a 30-day option to purchase up to an additional 288,461 shares of Common Stock (the “Underwriters’ Option”).

The closing of each of the Underwritten Offering and the Direct Offering is expected to take place on May 21, 2020, in each case subject to the satisfaction of customary closing conditions. The Company estimates that the net proceeds from the Offerings will be approximately $37.0 million, or approximately $40.5 million if the Underwriters exercise the Underwriters’ Option in full, in each case after deducting underwriting discounts, financial advisory fees, commissions and estimated offering expenses. The Company expects to use the net proceeds from the Offerings, together with its existing cash and cash equivalents, for funding its ongoing clinical trials, for working capital and general corporate purposes.

The Shares are being offered pursuant to an effective registration statement on Form S-3 (File No. 333-225878) and a related prospectus, as well as a prospectus supplement in connection with each of the Underwritten Offering and the Direct Offering, respectively, in each case filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to an advisory agreement (the “Advisory Agreement”), the Company engaged Angel Pond Capital LLC (the “Financial Advisor”), an affiliate of Theodore Wang, as a financial advisor in connection with the Direct Offering. The Company agreed to pay the Financial Advisor a financial advisory fee of $900,000.

The foregoing descriptions of the Underwriting Agreement, the Subscription Agreement and the Advisory Agreement are qualified in their entirety by reference to the full text of the Underwriting Agreement, the form of Subscription Agreement and the Advisory Agreement, which are attached as Exhibits 1.1, 4.1 and 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference. A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as to the legality of the Shares to be issued and sold in the Offerings is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On May 18, 2020, the Company issued a press release announcing that it had launched the Underwritten Offering. On May 19, 2020, the Company issued a press release announcing that it had priced the Offerings. Copies of the press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the closing of the Company’s anticipated Offerings and the anticipated use of proceeds of the Offerings. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the uncertainties related to market conditions and the completion of the Offerings on the anticipated terms or at all. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the period ended December 31, 2019, in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2020, and in the Company’s other reports filed with the Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement by and between Bellerophon Therapeutics, Inc. and Jefferies LLC, dated May 18, 2020.

4.1	Subscription Agreement by and between Bellerophon Therapeutics, Inc. and Puissance Life Science Opportunities Fund VI, dated May 18, 2020.

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.

10.1	Advisory Agreement, by and between Bellerophon Therapeutics, Inc. and Angel Pond Capital LLC, dated May 18, 2020.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C. (included in Exhibit 5.1).

99.1	Launch Press Release, dated May 18, 2020.

99.2	Pricing Press Release, dated May 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: May 20, 2020	By:	/s/ Fabian Tenenbaum
Name: Fabian Tenenbaum Title: Chief Executive Officer